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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2002
                                                          -------------

                    STRUCTURED ASSET SECURITIES CORPORATION
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                (Exact name of registrant specified in Charter)


   Delaware                333-82904                  74-2440850
--------------------   -------------------       -----------------------
(State or other           (Commission               (IRS Employer
jurisdiction of           File Number)           Identification No.)
incorporation)


       745 7th Avenue, 7th Floor
       New York, NY                                            10019
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       (Address of principal executive offices)               Zip Code



          Registrant's telephone, including area code: (212) 526-7000

                                   No Change
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $270,574,004 in aggregate principal amount Class 1-A, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-10H on May 29, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2002, as supplemented by the Prospectus Supplement, dated May 24, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class 1-A, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $271,527,545 as of May 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  1.1 Terms Agreement, dated May 23, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of May 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and LaSalle Bank National Association, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

                  99.3 Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                  99.4 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB.

                  99.5 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Bank of America, N.A. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

                  99.6 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Cendant Mortgage Corporation and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

                  99.7 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Commerical Federal Mortgage Corporation and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

                  99.8 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Countrywide Home Loans, Inc. and Lehman Brothers Bank, FSB.

                  99.9 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Countrywide Home Loans, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

                  99.10 Reconstituted Servicing Agreement, dated as of May 1, 2002, between GMAC Mortgage Corporation and Lehman Brothers Bank, FSB.

                  99.11 Reconstituted Servicing Agreement, dated as of May 1, 2002, between GreenPoint Mortgage Funding, Inc. and Lehman Brothers Bank, FSB.

                  99.12 Reconstituted Servicing Agreement, dated as of May 1, 2002, between GreenPoint Mortgage Funding, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

                  99.13 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB.

                  99.14 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

                  99.15 Master Servicing Agreement, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Bank of America, N.A.

                  99.16 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 2, 2001, among National Bank of Commerce, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                  99.17 Seller's Warranties and Servicing Agreement, dates as of September 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Commercial Federal Mortgage Corporation.

                  99.18 Amendment No. 1, dated April 25, 2002, to Seller's Warranties and Servicing Agreement, dates as of April 25, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Commercial Federal Mortgage Corporation.

                  99.19 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

                  99.20 Master Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002, between Lehman Brothers Bank FSB and GMAC Mortgage Corporation.

                  99.21 Master Interim Servicing Agreement, dated as of March 17, 2000, between Centre Capital Group, Inc. and GreenPoint Mortgage Funding, Inc.

                  99.22 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American Mortgage Company.

                  99.23 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            STRUCTURED ASSET SECURITIES CORPORATION


                            By:      /s/ Joseph J. Kelly
                                     ---------------------
                            Name:    Joseph J. Kelly
                            Title:   Senior Vice President

Date:  June 13, 2002


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                                  EXHIBIT INDEX

Exhibit No.    Description                                                                  Page No.
-----------    -----------                                                                  --------

1.1            Terms Agreement, dated May 23, 2002, between Structured Asset Securities
               Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

4.1            Trust Agreement, dated as of May 1, 2002, among Structured Asset
               Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
               Master Servicer and LaSalle Bank National Association, as Trustee.

99.1           Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank FSB, as Seller and Structured Asset
               Securities Corporation, as Purchaser.

99.2           Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
               Seller and Structured Asset Securities Corporation, as Purchaser.

99.3           Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Bank
               FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
               Aurora Loan Services Inc.

99.4           Reconstituted Servicing Agreement, dated as of May 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB.

99.5           Reconstituted Servicing Agreement, dated as of May 1, 2002, between Bank of America, N.A. and Lehman Capital, A Division of Lehman Brothers
               Holdings Inc.

99.6           Reconstituted Servicing Agreement, dated as of May 1, 2002, between
               Cendant Mortgage Corporation and Lehman Capital, A Division of Lehman
               Brothers Holdings Inc.

99.7           Reconstituted Servicing Agreement, dated as of May 1, 2002, between
               Commerical Federal Mortgage Corporation and Lehman Capital, A Division of
               Lehman Brothers Holdings Inc.

99.8           Reconstituted Servicing Agreement, dated as of May 1, 2002, between
               Countrywide Home Loans, Inc. and Lehman Brothers Bank, FSB.



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
Exhibit No.    Description                                                                  Page No.
-----------    -----------                                                                  --------

99.9           Reconstituted Servicing Agreement, dated as of May 1, 2002, between
               Countrywide Home Loans, Inc. and Lehman Capital, A Division of Lehman
               Brothers Holdings Inc.

99.10          Reconstituted Servicing Agreement, dated as of May 1, 2002, between GMAC
               Mortgage Corporation and Lehman Brothers Bank, FSB.

99.11          Reconstituted Servicing Agreement, dated as of May 1, 2002, between
               GreenPoint Mortgage Funding, Inc. and Lehman Brothers Bank, FSB.

99.12          Reconstituted Servicing Agreement, dated as of May 1, 2002, between
               GreenPoint Mortgage Funding, Inc. and Lehman Capital, A Division of Lehman
               Brothers Holdings Inc.

99.13 Reconstituted Servicing Agreement, dated as of May 1, 2002, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB.

99.14          Reconstituted Servicing Agreement, dated as of May 1, 2002, between Wells
               Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB

99.15          Master Servicing Agreement, dated as of May 25, 2000, by and between
               Centre Capital Group, Inc. and Bank of America, N.A.

99.16          Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of
               February 2, 2001, among National Bank of Commerce, Cendant Mortgage
               Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.17          Seller's Warranties and Servicing Agreement, dates as of September 1,
               2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.
               and Commercial Federal Mortgage Corporation.

99.18          Amendment No. 1, dated April 25, 2002, to Seller's Warranties and
               Servicing Agreement, dates as of April 25, 2002, between Lehman Capital, A
               Division of Lehman Brothers Holdings Inc. and Commercial Federal Mortgage
               Corporation.

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
Exhibit No.    Description                                                                  Page No.
-----------    -----------                                                                  --------


99.19          Master Servicing Agreement, dated as of March 17, 2000, by and between
               Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

99.20          Master Mortgage Loan Sale and Servicing Agreement, dated as of March 1,
               2002, between Lehman Brothers Bank FSB and GMAC Mortgage Corporation.

99.21          Master Interim Servicing Agreement, dated as of March 17, 2000, between
               Centre Capital Group, Inc. and GreenPoint Mortgage Funding, Inc.

99.22          Master Servicing Agreement, dated as of April 18, 2000, between Centre
               Capital Group, Inc. and North American Mortgage Company.

99.23          Master Servicing Agreement, dated as of May 1, 2000, by and between Centre
               Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.
